BLACKROCK FUNDSSM

Supplement Dated September 30, 2008
to the Prospectuses of the BlackRock Equity Portfolios,
each dated January 31, 2008

BlackRock Small Cap Value Equity Portfolio

Effective September 30, 2008, the Fund will be re-opened to new investors. Depending on market conditions and other factors, the Fund may close again in the future.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS
FOR FUTURE REFERENCE

Code: # SCVE-PR-SUP-0908